EXHIBIT 21.1

Subsidiaries of the Company at February 9, 2012

Realty Income Illinois Properties 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Illinois Properties 2, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Illinois Properties 3, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Illinois Properties 4, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Texas Properties 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI GA 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI TN 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI TN 2, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 2, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 3, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 4, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI CS 5, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

RI SE, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 1, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 2, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 3, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 4, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 5, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 6, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 7, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 8, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 9, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 10, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 11, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 12, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 13, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 14, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 15, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Properties 16, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Raphine, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Regent Blvd, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Realty Income Salem, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

O ICE, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

O CHK, INC.
A Delaware corporation
A wholly owned subsidiary of Realty Income Corporation

Realty Income Pennsylvania Properties Trust
A Maryland business trust

Realty Income Pennsylvania Properties Trust 2
A Maryland business trust

Natick Beacon Fifth Realty (MD Trust)
A Maryland business trust

New Holdings Beacon II, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

CRG-CS, LLC
A Missouri limited liability company
A majority owned subsidiary of Realty Income Corporation

CRG-CS 2, LLC
A Missouri limited liability company
A wholly owned subsidiary of Realty Income Corporation

CRG-CS Services, LLC
A Delaware limited liability company
A wholly owned subsidiary of Realty Income Corporation

Crest Net Lease, Inc.
A Delaware corporation
A wholly owned subsidiary of Realty Income Corporation